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                                                                 EXHIBIT 10.AA.1


                             AMENDMENT NO. 1 TO THE
                          EL PASO PRODUCTION COMPANIES
                            LONG-TERM INCENTIVE PLAN


         Pursuant to Section 10.1 of the El Paso Production Companies Long-Term Incentive Plan, effective as of January 1, 2003 (the "Plan"), the Plan is hereby amended as follows, effective June 6, 2003:

         WHEREAS, the Plan currently provides for long-term incentive awards;
and

         WHEREAS, the Company desires to clarify provisions of the Plan to reflect the intent of the Company with respect to the long-term incentive awards granted under the Plan.

         NOW THEREFORE, the following amendments shall be made to the Plan:

         A new Section 2.19A shall be added immediately following Section 2.19 to read as follows:

         "2.19A     QUALIFYING CHANGE IN CONTROL

                  Any Change in Control other than a Change in Control to which clause (d) of Section 2.6 of the El Paso Corporation Key Executive Severance Protection Plan applies."

         Section 6.7(c) shall be deleted in its entirety and replaced with the following:

                  "(c)     PAYMENT UPON A CHANGE IN CONTROL

                  Notwithstanding any other provision in the Plan to the contrary, in the event of a Qualifying Change in Control of the Company, the current Performance Cycle shall immediately end and the Participant shall be paid a benefit under the Plan in an amount equal to the total amount credited to the Participant's ledger account at the time of the Qualifying Change in Control, plus the pro rata portion of the Participant's Annual Target Award for the Performance Period in which the Qualifying Change in Control occurred. In the event of a Change in Control of the Company after an Initial Public Offering or Spin-off, the Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Common Stock shall terminate immediately."


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         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 6thday of June 2003.

                                           EL PASO PRODUCTION COMPANY



                                           By: /s/ Gary J. Konnie
                                               ---------------------------------
                                               Gary J. Konnie
                                               Senior Vice President
                                               Human Resources,
                                               For and on behalf of the Plan
                                                Administrator

ATTEST:


By: /s/ David L. Siddall
    -----------------------------------
Title: Corporate Secretary